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                                                                     Rule 497(e)
                                                               Reg. No. 33-11371
                                                               File No. 811-4982



                   HEARTLAND U.S. GOVERNMENT SECURITIES FUND

                       Supplement dated October 29, 1998
                                      to
                      Prospectus dated May 1, 1998 and to
                       Prospectus dated November 9, 1998


U.S. Government Securities Fund Portfolio Manager Update. Lawrence J. Pavelec, CFA, serves as co-portfolio manager of the U.S. Government Securities Fund with Mr. Retzer. Prior to joining Heartland Advisors in October 1998, Mr. Pavelec was Director of Fixed Income for M&I Investment Management Corp.

Questions may be directed to Heartland Advisors, Inc. at 1-800-432-7856 or (414) 289-7000.